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                                                                                                                             ------
Please print clearly                       AMERITAS VARIABLE LIFE INSURANCE COMPANY (AVLIC)                                  1010-V
in black ink.                                      APPLICATION FOR VARIABLE ANNUITY                                          ------
This form will be                               P.O. BOX 82550, LINCOLN, NE 68501-2550
photocopied.

===================================================================================================================================
1  ANNUITANT                 ---------------------------------------------------------     ----------------------------------------
   If no Policy Owner is     Name: Last/First/MI                                           Social Security #
   specified in section
   2, the Annuitant will     ---------------------------------------------------------     ----------------------------------------
   be the Policy Owner.      Address                                                       Date of Birth:   mo.      day      yr.

                             ---------------------------------------------------------     ----------------------------------------
                             City / State / Zip                                            Birthplace (State)
                             (        )
                             ---------------------------------------------------------     ----------------------------------------
                             Daytime Phone #                                               [  ] Male   [  ] Female

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2  POLICY OWNER
   Complete only if          ---------------------------------------------------------     ----------------------------------------
   different from the        Full Name                                                     Social Security # / Tax ID #
   Annuitant. (IF A TRUST,
   GIVE TRUSTEE(S),          ---------------------------------  [  ] Male  [  ] Female     ----------------------------------------
   TRUST NAME & TRUST DATE)  Relationship to Annuitant                                     Date of Birth:   mo.      day      yr.
   All notices will be
   sent to this address.     ---------------------------------------------------           ----------------------------------------
                             Address                                                       Trust Date:      mo.      day      yr.

                             ---------------------------------------------------           ----------------------------------------
                             City / State / Zip                                            Daytime Phone #

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3  ANNUITANT'S
   BENEFICIARY               ---------------------------------------------------           ----------------------------------------
   Unless otherwise          Primary                                                       Contingent
   indicated, multiple
   beneficiaries will be     ---------------------------------------------------           ----------------------------------------
   paid equally or to        Relationship to Annuitant                                     Relationship to Annuitant
   the surviving
   beneficiaries.
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4  PLAN TYPE                 Product Name:             [ ] Nonqualified                     [ ] 408(k) SEP-IRA
                             [ ]  ACCENT!              [ ] 457 Deferred Comp                [ ] 408(p) SIMPLE IRA
                             [ ]  Annuity III-Plus     [ ] 403(b) TSA                       [ ] 408A ROTH IRA (Conversion)
                             [ ]  ACCLAIM!             [ ] 401(a) Pension/Profit Sharing    [ ] 408A ROTH IRA (Regular Contribution)
                                                       [ ] 401(k) Profit Sharing            [ ]
                                                       [ ] 408(b) IRA                           ----------------------------------
                                                                                            [ ]
                                                                                                ----------------------------------
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5  INITIAL PAYMENT*          $        Paid with this   [ ] 1035        $
   Please indicate if any     ------- Application      [ ] Transfer     ----------------     [ ] Enhanced GMDB Rider
   part of the total                                   [ ] Rollover    $                         (where available)
   payment will be from       ------- Tax year         for payment.     ----------------
   other sources.                                                      $
                                                                        ----------------
                             TOTAL PAYMENT $                           [ ] Direct Rollover   $
                                            ----------                                           ----------------------------------
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6  ALLOCATION                        FIDELITY                            MFS                                   ALGER
   Whole percentages only,      VARIABLE INSURANCE             VARIABLE INSURANCE TRUST                    AMERICAN FUNDS
   must total 100%                 PRODUCTS FUNDS
                             VIP:                          Emerging Growth                  %    Growth                            %
   If Dollar Cost            Money Market             %    ----------------------------------    -----------------------------------
   Averaging, a portion      --------------------------    Utilities                        %    Income & Growth                   %
   must be invested in       Equity Income*           %    ----------------------------------    -----------------------------------
   the VIP Money Market      --------------------------    World Governments                %    Small Capitalization              %
   Fund or Fixed Account     Growth*                  %    ----------------------------------    -----------------------------------
   (see prospectus for       --------------------------    Research                         %    Balanced                          %
   restrictions) and the     High Income*             %    ----------------------------------    -----------------------------------
   Dollar Cost Averaging     --------------------------    Growth With Income               %    Midcap Growth                     %
   section of the Optional   Overseas*                %    ----------------------------------    -----------------------------------
   Program form completed.   --------------------------                                          Leveraged AllCap                  %
                             Asset Manager*           %              MORGAN STANLEY              -----------------------------------
   *Service class for        --------------------------           UNIVERSAL FUNDS, INC.
   ACCENT!                   Investment Grade Bond    %                                                         AVLIC
                             --------------------------    Emerging Markets Equity          %    Fixed Account                     %
                             Asset Manager: Growth*   %    ----------------------------------    -----------------------------------
                             --------------------------    Global Equity                    %                                      %
                             Index 500                %    ----------------------------------    -----------------------------------
                             --------------------------    International Magnum             %                                      %
                             Contrafund*              %    ----------------------------------    -----------------------------------
                             --------------------------    Asian Equity                     %                                      %
                                                           ----------------------------------    -----------------------------------
                                                           U.S. Real Estate                 %
                                                           ----------------------------------    TOTAL                          100%
   ---------------------------------------------------------------------------------------------------------------------------------
7  TELEPHONE AUTHORIZATION    I hereby authorize and direct AVLIC to make allowable transfers of funds or reallocation of net premiums among available subaccounts or to complete
O  Unless waived, the Policy  other financial transactions as may be allowed by AVLIC at the time of
P  Owner and Representative   request, based upon instructions received by telephone from (a) myself, as
T  will have automatic        Policy Owner, (b) my Registered Representative in Section 17 below, and (c)
I  telephone transfer         the person(s) named below. AVLIC will not be liable for following
O  authorization.             instructions communicated by telephone that it reasonably believes to be
N  [ ] I elect NOT to have    genuine. AVLIC will employ reasonable procedures, including requiring the
A      telephone transfer     policy number to be stated, tape recording all instructions, and mailing
L      authorization.         written confirmations. If AVLIC does not employ reasonable procedures to
   [ ] I elect NOT to have    confirm that instructions communicated by telephone are genuine, AVLIC may
       my Registered Rep      be liable for any losses due to unauthorized or fraudulent instructions.
       have transfer          Name per
       authorization.         (c)above:_________________________________________SS#____________________
                              Address:_________________________________________________________________
                                           (This is not to be used for Fee Advisor authorization)

                              I understand: a) all telephone transactions will be recorded; and b) this authorization will continue in force until the earlier of (1) revocation by the Policy Owner is received in written form or by telephone by AVLIC or (2)
                              AVLIC discontinues this privilege.
   ---------------------------------------------------------------------------------------------------------------------------------
   * All premium checks must be made payable to the Company. Do not make check payable to the agent or leave the payee blank.
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                                                                         080398P
VA REV. 10-97
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
 8 REPLACEMENT           Will the proposed policy replace or change any existing annuity or insurance policy?     [ ] YES    [ ] NO
                         Company Name
                                      ----------------------------------------------------------------------------------------------
                         Type of Policy                                                 Year of Issue
                                       -------------------------------------------------             -------------------------------
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 9 ANNUITY DATE          [ ]  I wish to choose an optional annuity date as shown below. If no date is elected, the normal annuity
   New annuity date           date is the later of 5 policy years or age 85.
   must be at least           Date:   Month                            Year
   5 years after                            --------------------------      ------------
   the policy date.

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10 OWNER'S DESIGNATED
   BENEFICIARY
   If the Policy Owner       -------------------------------------------------------------------------------------------------------
   is not the Annuitant,     Name: Last / First / MI
   please indicate
   if you want to name
   an Owner's Designated     -------------------------------------------------------------------------------------------------------
   Beneficiary.              Address                                             City / State / Zip

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11 SPECIAL INSTRUCTIONS


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12 ENDORSEMENTS/         This space will not be used in MD, PA, WV or any other state if not allowed by
   CORRECTIONS           Statute or Insurance Department Regulations. HOME OFFICE USE ONLY

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13   AGREEMENTS          NOTE FOR KENTUCKY RESIDENTS: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS
                         FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING
                         A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

                         I UNDERSTAND THAT: A) POLICY VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN
                         ACCORDANCE WITH THE EXPERIENCE OF THE SELECTED INVESTMENT OPTIONS OF THE SEPARATE ACCOUNT;
                         B) THE AMOUNT OF THE BENEFIT PAYABLE ON SURRENDER IS NOT GUARANTEED, BUT IS DEPENDENT ON
                         THE THEN SURRENDER VALUE; AND C) THIS POLICY MEETS MY INVESTMENT OBJECTIVES AND ANTICIPATED
                         FINANCIAL NEEDS.
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14  DISCLOSURES          I HEREBY ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS INCLUDING ANY ADVANCE DISCLOSURE
    Included within the  REQUIRED IF THIS APPLICATION IS FOR A QUALIFIED PLAN.
    policy prospectus
    are specific
    required disclosures
    for certain qualified
    plans.                In addition, if this application is for a 401(a) PENSION/PROFIT SHARING PLAN OR
[ ] Check here if you     OTHER EMPLOYEE BENEFIT PLAN, as trustee and/or independent fiduciary of the
    wish to receive a     Plan: a)I hereby approve the purchase of this policy on behalf of the Plan; and
    copy of the Statement b) I understand the nature of the Sales Representative's/Agent's relationship to
    of Additional         AVLIC and the compensation which will be paid to the Sales Representative/Agent.
    Information.

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15 SUBSTITUTE W-9        I certify under penalty of perjury that: 1) the number shown on this form is my
     CERTIFICATION       correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2) I am not subject to backup withholding because: a) I am exempt from backup withholding, or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or c) the IRS has notified me that I am no longer subject to backup withholding. You must cross out item 2 if you have been notified by the
                         IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                         DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
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16 SIGNATURES            I represent to the best of my knowledge and belief that all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of the policy when issued.
   NOTE: PAYMENTS OR
   ACCUMULATION VALUES   Dated at (City, State)                                              On this Date
   OF THE PROPOSED POLICY                      --------------------------------------------              --------------------------
   ARE VARIABLE AND ARE  X
   NOT GUARANTEED AS TO  -----------------------------------------------------------------------------------------------------------
   FIXED DOLLAR AMOUNTS.     Signature of Proposed Annuitant (Parent or Guardian if Juvenile)
                         X
                         -----------------------------------------------------------------------------------------------------------
                             Signature of Owner if not Proposed Annuitant, Parent or Guardian (If a Corporation
                              or Trust, show full name)
                         X
                         -----------------------------------------------------------------------------------------------------------
                             Signature(s) and Title of Officer or Trustee(s)
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17 REPRESENTATIVE'S/     Do you have any knowledge or reason to believe that replacement of existing insurance
   AGENT'S STATEMENT     or annuity coverage may be involved?
                         [] YES [] NO (IF YES, GIVE DETAILS IN SECTION 8 AND COMPLETE ANY STATE REQUIRED REPLACEMENT
                          FORMS.)
                         I certify that:(1) the information provided by the owner has been accurately recorded; (2) a current prospectus was delivered; and (3) I have reasonable grounds to believe the purchase of the policy is suitable for the owner.

                         X
                         -----------------------------------------------------------------------------------------------------------
                             Signature of Registered Representative/Agent     Florida Agents only - Provide FL License #


                         -----------------------------------------------------------------------------------------------------------
                         Print Name Here

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